                                                                   EXHIBIT 10.12

                                                              February 17, 2005

Sunrise Securities Corp.
641 Lexington Avenue
25th Floor
New York, New York 10022

                  Re:   International Metal Enterprises, Inc.
                        -------------------------------------

Gentlemen:

                  This letter will confirm the agreement of the undersigned to purchase warrants ("Warrants") of International Metal Enterprises, Inc.
("Company") included in the units ("Units") being sold in the Company's initial public offering ("IPO") upon the terms and conditions set forth herein. Each
Unit is comprised of one share of Common Stock and two Warrants. The shares of
Common Stock and Warrants will not be separately tradeable until 90 days after the effective date of the Company's IPO unless Sunrise Securities Corp.
("Sunrise") informs the Company of its decision to allow earlier separate trading.

                  The undersigned agrees that this letter agreement constitutes an irrevocable order for Sunrise to purchase for the undersigned's account within the forty-trading day period commencing on the date separate trading of the Warrants commences ("Separation Date") up to _____________ Warrants at
market prices not to exceed $0.70 per Warrant ("Maximum Warrant Purchase").
Sunrise (or such other broker dealer(s) as Sunrise may assign the order to)
agrees to fill such order in such amounts and at such times as it may determine, in its sole discretion, during the forty-trading day period commencing on the
Separation Date. Sunrise further agrees that it will not charge the undersigned any fees and/or commissions with respect to such purchase obligation.

                  The undersigned may notify Sunrise that all or part of the
Maximum Warrant Purchase will be made by an affiliate of the undersigned (or another person or entity introduced to Sunrise by the undersigned (a
"Designee")) who (or which) has an account at Sunrise and, in such event,
Sunrise will make such purchase on behalf of said affiliate or Designee;
provided, however, that the undersigned hereby agrees to make payment of the purchase price of such purchase in the event that the affiliate or Designee fails to make such payment.

                  The undersigned agrees that neither he nor any affiliate or
Designee shall sell or transfer the Warrants until after the consummation of a merger, capital stock exchange, asset acquisition or other similar business combination and acknowledges that, at the option of Sunrise, the certificates for such Warrants shall contain a legend indicating such restriction on transferability.

                                                     Very truly yours,

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